This supplement supercedes and replaces any existing supplements to the prospectus. This supplement provides new and additional information beyond that contained in the prospectus. It should be retained and read in conjunction with the prospectus.



                Supplement dated July 7, 1999 to the

               The Rodney Square Strategic Equity Fund
                   Prospectus dated May 1, 1999


The following replaces and supersedes the first paragraph relating to the Small Cap Equity Portfolio under "Primary
Investment Strategies" on pages 5 and 6 in the prospectus:

	The Small Cap Equity Portfolio is a diversified portfolio of small cap U.S. equity (or related) securities with a market capitalization of $2 billion or less at the time of purchase. To achieve the Portfolio's objective of long-term growth of capital, the adviser employs a combined growth and value investment approach. The adviser uses proprietary quantitative research techniques to find companies with long-term growth potential or that seem undervalued. After analyzing these companies, the adviser invests the Portfolio's assets in the stocks of companies with the most attractive combination of long-term earnings growth and valuation. Securities will be sold to make room for new companies with superior growth, valuation and projected return characteristics or to preserve capital in cases where a company's performance has not met our original assessment of its growth prospects and earnings power. In the Portfolio's efforts to achieve its investment objective, it seeks to outperform the Russell 2000 Index (assuming that a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The Russell 2000 Index is a passive index of the smallest 2000 stocks in the Russell 3000
Index of the 3000 largest stocks in the U.S. as measured by market capitalization.


The following supplements the "PURCHASE OF SHARES" section of the prospectus:

	Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Portfolio shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks automatically will be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, Investment Manager or Transfer Agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.